                                                                    EXHIBIT 23.1
                            INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Sunrise Medical Inc.

      We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Named Experts and Counsel" in the prospectus.

                                       /s/ KPMG LLP


San Diego, California
February 5, 1999